News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $7.0 MILLION FOR THE SECOND QUARTER

OLNEY, MARYLAND, July 17, 2014 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the second quarter of 2014 of $7.0 million ($0.28 per diluted share) compared to net income of $12.2 million ($0.49 per diluted share) for the second quarter of 2013 and net income of $10.9 million ($0.43 per diluted share) for the first quarter of 2014.

For the six-months ended June 30, 2014, net income was $17.9 million ($0.71 per diluted share) compared to net income of $22.7 million ($0.91 per diluted share) for the same period of the prior year.

“Exclusive of the impact of the litigation expenses incurred during the second quarter, our pre-tax pre-provision income increased from the prior year. This core performance was evidenced in a stable margin, controlled expense growth and continued strength in our wealth management and card based businesses,” said Daniel J. Schrider, President and Chief Executive Officer.

“Our underlying performance in the second quarter was also driven by the impact of balanced loan growth and the resulting increase in interest income. This more than offset the decline in mortgage banking revenues as originations were lower than prior year levels,” said Schrider.

Second Quarter Highlights:

•	Total loans increased 12% compared to the second quarter of 2013 and 3% compared to the first quarter of 2014 due to significant loan growth in the commercial investor real estate portfolio and due to the retention of a greater portion of mortgage originations over the past year.

•	The provision for loan and lease losses for the second quarter of 2014 was a charge of $0.2 million compared to a credit of $2.9 million for the second quarter of 2013 and a credit of $1.0 million for the first quarter of 2014. The current quarter’s provision reflects the stability in the credit quality of the loan portfolio as outstanding loans continued to grow from the prior year.

•	The net interest margin was 3.48% for the second quarter of 2014, compared to 3.51% for the second quarter of 2013 and 3.47% for the first quarter of 2014. The decline compared to the prior year was the result of declining loan yields during the period that exceeded the reduction in rates paid on interest-bearing liabilities.

•	Non-interest income decreased 4% for the quarter compared to the prior year quarter due to the decline in income from mortgage banking caused by a significantly lower volume of saleable mortgage loan originations. During this same period wealth management income increased 5%.

•	Non-performing loans totaled $41.7 million at June 30, 2014 compared to $46.2 million at June 30, 2013 and $38.7 million at March 31, 2014. The coverage ratio of the allowance for loan and lease losses to non-performing loans was 91% at June 30, 2014 compared to a coverage ratio of 84% at June 30, 2013 and 98% at March 31, 2014.

•	Litigation expenses of $6.1 million were accrued during the quarter as a result of an adverse jury verdict associated with the actions of a former employee of CommerceFirst Bank which was acquired in 2012.

Review of Balance Sheet and Credit Quality

Total assets grew 4% to $4.2 billion at June 30, 2014 compared to $4.1 billion at June 30, 2013. This growth was driven by a 12% increase in the loan portfolio as total loans and leases ended the period at $2.9 billion. As previously noted, solid increases occurred in the residential mortgage and commercial investor real estate portfolios.

Deposits and certain other short-term borrowings that comprise all the funding sources derived from customers, increased 4% compared to June 30, 2013. An important performance metric involves checking accounts as they are considered to be primary drivers of growth in multiple-product banking relationships with clients. At June 30, 2014, the combined noninterest-bearing and interest-bearing checking account balances increased 10% compared to the balances at June 30, 2013.

Tangible common equity totaled $427.1 million at June 30, 2014 compared to $401.7 million at June 30, 2013, resulting in an increase in the ratio of tangible common equity to tangible assets to 10.29% at June 30, 2014 from 10.08% at June 30, 2013. This increase in tangible common equity occurred during the period that dividends per common share were raised from $0.30 per share to $0.36 per common share, a 20% increase. At June 30, 2014, the Company had a total risk-based capital ratio of 15.66%, a tier 1 risk-based capital ratio of 14.48% and a tier 1 leverage ratio of 11.37%.

Non-performing loans totaled $41.7 million at June 30, 2014 compared to $46.2 million at June 30, 2013 and $38.7 million at March 31, 2014. The level of non-performing loans to total loans decreased to 1.43% at June 30, 2014 compared to 1.77% at June 30, 2013. This improvement in credit quality has occurred concurrent with the year-over-year 12% growth in the loan portfolio.

Net loan charge-offs totaled $0.2 million for the second quarter of 2014 compared to net recoveries of $0.6 million for the second quarter of 2013 and net loan recoveries of $0.2 million for the first quarter of 2014. The allowance for loan and lease losses represented 1.30% of outstanding loans and leases and 91% of non-performing loans at June 30, 2014 compared to 1.50% of outstanding loans and leases and 84% of non-performing loans at June 30, 2013. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the second quarter of 2014 increased 4% compared to the second quarter of 2013. This increase was due to the impact of the growth in average loans and a reduction in funding costs despite a modest decline in loan yields. This activity resulted in a net interest margin of 3.48% for the second quarter of 2014 compared to 3.51% for the second quarter of 2013.

The provision for loan and lease losses was $0.2 million for the second quarter of 2014 compared to a credit of $2.9 million for the second quarter of 2013 and a credit of $1.0 million for the first quarter of 2014. The current quarter’s provision reflects the stability in the credit quality of the loan portfolio as outstanding loans continued to grow from the prior year. The credits to the provision for loan and lease losses in prior quarters reflected the impact of declining charge-offs and improved credit metrics in the loan portfolio over the past 12 months that more than offset the effects of the loan growth during the past year.

Non-interest income decreased 4% to $11.7 million for the second quarter of 2014 compared to $12.2 million for the second quarter of 2013. This decrease was driven by a reduction in mortgage banking income due primarily to lower mortgage origination volumes and a decline in client refinancing activity. This decrease was partially offset by a 5% increase in wealth management income due to higher assets under management.

Non-interest expenses increased 24% to $34.1 million for the second quarter of 2014 compared to $27.5 million in the second quarter of 2013. The current quarter included $6.1 million in the previously mentioned litigation expenses. Exclusive of these costs, non-interest expense would have been $28.0 million, an increase of 2% from the second quarter of 2013. This increase was driven by increased staffing costs. The non-GAAP efficiency ratio was 61.30% for the second quarter of 2014 compared to 60.92% for the second quarter of 2013.

Net interest income for the first six months of 2014 increased 3% compared to the first six months of 2013 due to an increase in average loans and lower funding costs. The net interest margin decreased to 3.48% for the first six months of 2014 compared to 3.55% for the first six months of 2013 due largely to the factors cited previously with respect to the second quarter of 2014.

The provision for loan and lease losses was a credit of $0.8 million for the first six months of 2014 compared to a credit of $2.8 million for first six months of 2013. The change in the provision for the period was driven by a decline in historical losses, a lower level of problem loans and loan recoveries during the period whose impact more than offset the effect of loan growth over the same period.

Non-interest income decreased 7% to $22.9 million for the first six months of 2014 compared to $24.6 million for the first six months of 2013. This decrease was driven primarily by a 68% decrease in income from mortgage banking activities due to the decline in loan origination volumes. The impact of this decrease was partially mitigated by increases in wealth management income that increased 7% due to higher assets under management while insurance agency commissions increased 9%. Other non-interest income decreased 14% due to a decline in gains on sales and dispositions of loans compared to the prior year and last year’s inclusion of a non-recurring legal settlement.

Non-interest expenses increased to $61.7 million for the first six months of 2014 compared to $55.3 million in the first six months of 2013 due to the aforementioned impact of the litigation expenses. Excluding the impact of the litigation expenses, non-interest expense for the six months ended June 30, 2014 was $55.6 million compared to $55.3 million for the six months ended June 30, 2013. The non-GAAP efficiency ratio was 61.45% for the first six months of 2014 compared to 60.86% for the first six months of 2013.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-317-6016. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) July 31, 2014. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10048612.

About Sandy Spring Bancorp, Inc.

With $4.2 billion in assets, Sandy Spring Bancorp, Inc. is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 46 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:    DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2013, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
(Dollars in thousands, except per share data)	2014	2013	Change	2014	2013	Change
Results of Operations:
Net interest income	$32,309	$30,932	4%	$63,901	$62,258	3%
Provision for loan and lease losses	158	(2,876)	(105)	(824)	(2,798)	(71)
Non-interest income	11,694	12,215	(4)	22,943	24,634	(7)
Non-interest expenses	34,141	27,508	24	61,690	55,331	11
Income before income taxes	9,704	18,515	(48)	25,978	34,359	(24)
Net income	6,982	12,162	(43)	17,910	22,720	(21)

Pre-tax pre-provision income	$15,990	$15,639	2	$31,282	$31,561	(1)

Return on average assets	0.67%	1.23%		0.87%	1.16%
Return on average common equity	5.47%	9.98%		7.11%	9.42%
Net interest margin	3.48%	3.51%		3.48%	3.55%
Efficiency ratio - GAAP basis (1)	77.59%	63.75%		71.04%	63.68%
Efficiency ratio - Non-GAAP basis (1)	61.30%	60.92%		61.45%	60.86%

Per share data:
Basic net income	$0.28	$0.49	(43)%	$0.72	$0.91	(21)%
Diluted net income	$0.28	$0.49	(43)	$0.71	$0.91	(22)
Average fully diluted shares	25,127,036	25,009,092	-	25,126,369	25,006,161	-
Dividends declared per share	$0.18	$0.16	13	$0.36	$0.30	20
Book value per share	20.63	19.45	6	20.63	19.45	6
Tangible book value per share	17.04	16.09	6	17.04	16.09	6
Outstanding shares	25,069,700	24,967,558	-	25,069,700	24,967,558	-

Financial Condition at period-end:
Investment securities	$980,530	$1,102,209	(11)%	$980,530	$1,102,209	(11)%
Loans and leases	2,910,944	2,605,458	12	2,910,944	2,605,458	12
Interest-earning assets	3,945,643	3,802,682	4	3,945,643	3,802,682	4
Assets	4,234,342	4,072,617	4	4,234,342	4,072,617	4
Deposits	3,038,670	2,926,650	4	3,038,670	2,926,650	4
Interest-bearing liabilities	2,698,887	2,678,490	1	2,698,887	2,678,490	1
Stockholders' equity	517,269	485,643	7	517,269	485,643	7

Capital ratios:
Tier 1 leverage (4)	11.37%	11.28%		11.37%	11.28%
Tier 1 capital to risk-weighted assets (4)	14.48%	14.30%		14.48%	14.30%
Total regulatory capital to risk-weighted assets (4)	15.66%	15.55%		15.66%	15.55%
Tangible common equity to tangible assets (2)	10.29%	10.08%		10.29%	10.08%
Average equity to average assets	12.31%	12.35%		12.29%	12.30%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.30%	1.50%		1.30%	1.50%
Non-performing loans to total loans	1.43%	1.77%		1.43%	1.77%
Non-performing assets to total assets	1.03%	1.25%		1.03%	1.25%
Allowance for loan and lease losses to non-performing loans	90.99%	84.46%		90.99%	84.46%
Annualized net charge-offs to average loans and leases (3)	0.03%	(0.10)%		-%	0.09%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at June 30, 2014

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2014	2013	2014	2013
Pre-tax pre-provision income:
Net income	$6,982	$12,162	$17,910	$22,720
Plus non-GAAP adjustment:
Litigation expenses	6,128	-	6,128	-
Income taxes	2,722	6,353	8,068	11,639
Provision (credit) for loan and lease losses	158	(2,876)	(824)	(2,798)
Pre-tax pre-provision income	$15,990	$15,639	$31,282	$31,561

Efficiency ratio - GAAP basis:
Non-interest expenses	$34,141	$27,508	$61,690	$55,331

Net interest income plus non-interest income	$44,003	$43,147	$86,844	$86,892

Efficiency ratio - GAAP basis	77.59%	63.75%	71.04%	63.68%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$34,141	$27,508	$61,690	$55,331
Less non-GAAP adjustment:
Amortization of intangible assets	224	461	594	922
Litigation expenses	6,128	-	6,128	-
Non-interest expenses - as adjusted	$27,789	$27,047	$54,968	$54,409

Net interest income plus non-interest income	$44,003	$43,147	$86,844	$86,892
Plus non-GAAP adjustment:
Tax-equivalent income	1,331	1,312	2,613	2,623
Less non-GAAP adjustments:
Securities gains	-	62	-	118
OTTI recognized in earnings	-	-	-	-
Net interest income plus non-interest income - as adjusted	$45,334	$44,397	$89,457	$89,397

Efficiency ratio - Non-GAAP basis	61.30%	60.92%	61.45%	60.86%

Tangible common equity ratio:
Total stockholders' equity	$517,269	$485,643	$517,269	$485,643
Accumulated other comprehensive (income) loss	(5,233)	2,425	(5,233)	2,425
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(737)	(2,241)	(737)	(2,241)
Tangible common equity	$427,128	$401,656	$427,128	$401,656

Total assets	$4,234,342	$4,072,617	$4,234,342	$4,072,617
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(737)	(2,241)	(737)	(2,241)
Tangible assets	$4,149,434	$3,986,205	$4,149,434	$3,986,205

Tangible common equity ratio	10.29%	10.08%	10.29%	10.08%

Outstanding common shares	25,069,700	24,967,558	25,069,700	24,967,558
Tangible book value per common share	$17.04	$16.09	$17.04	$16.09

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	June 30,	December 31,	June 30,
(Dollars in thousands)	2014	2013	2013
Assets
Cash and due from banks	$65,674	$46,755	$41,525
Federal funds sold	474	475	475
Interest-bearing deposits with banks	44,653	27,197	65,507
Cash and cash equivalents	110,801	74,427	107,507
Residential mortgage loans held for sale (at fair value)	9,042	8,365	29,033
Investments available-for-sale (at fair value)	720,885	751,284	838,440
Investments held-to-maturity — fair value of $224,313, $216,007 and 220,838 at June 30, 2014, December 31, 2013 and June 30, 2013, respectively	223,518	224,638	226,457
Other equity securities	36,127	40,687	37,312
Total loans and leases	2,910,944	2,784,266	2,605,458
Less: allowance for loan and lease losses	(37,959)	(38,766)	(39,015)
Net loans and leases	2,872,985	2,745,500	2,566,443
Premises and equipment, net	45,296	45,916	46,901
Other real estate owned	1,967	1,338	4,831
Accrued interest receivable	12,271	12,532	13,071
Goodwill	84,171	84,171	84,171
Other intangible assets, net	737	1,330	2,241
Other assets	116,542	115,912	116,210
Total assets	$4,234,342	$4,106,100	$4,072,617

Liabilities
Noninterest-bearing deposits	$984,700	$836,198	$877,891
Interest-bearing deposits	2,053,970	2,041,027	2,048,759
Total deposits	3,038,670	2,877,225	2,926,650
Securities sold under retail repurchase agreements and federal funds purchased	72,917	53,842	54,731
Advances from FHLB	537,000	615,000	540,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	33,486	25,670	30,593
Total liabilities	3,717,073	3,606,737	3,586,974

Stockholders' Equity
Common stock — par value $1.00; shares authorized 50,000,000; shares issued and outstanding 25,069,700, 24,990,021 and 24,967,558 at June 30, 2014, December 31, 2013 and June 30, 2013, respectively	25,070	24,990	24,968
Additional paid in capital	194,252	193,445	192,327
Retained earnings	292,714	283,898	270,773
Accumulated other comprehensive income (loss)	5,233	(2,970)	(2,425)
Total stockholders' equity	517,269	499,363	485,643
Total liabilities and stockholders' equity	$4,234,342	$4,106,100	$4,072,617

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2014	2013	2014	2013
Interest Income:
Interest and fees on loans and leases	$30,706	$29,212	$60,440	$58,858
Interest on loans held for sale	71	309	130	662
Interest on deposits with banks	22	24	42	43
Interest and dividends on investment securities:
Taxable	3,876	3,919	7,992	7,853
Exempt from federal income taxes	2,316	2,315	4,637	4,642
Total interest income	36,991	35,779	73,241	72,058
Interest Expense:
Interest on deposits	1,193	1,396	2,377	2,851
Interest on retail repurchase agreements and federal funds purchased	37	38	75	87
Interest on advances from FHLB	3,233	3,189	6,451	6,412
Interest on subordinated debt	219	224	437	450
Total interest expense	4,682	4,847	9,340	9,800
Net interest income	32,309	30,932	63,901	62,258
Provision (credit) for loan and lease losses	158	(2,876)	(824)	(2,798)
Net interest income after provision (credit) for loan and lease losses	32,151	33,808	64,725	65,056
Non-interest Income:
Investment securities gains	-	62	-	118
Service charges on deposit accounts	2,089	2,150	4,061	4,219
Mortgage banking activities	570	1,237	886	2,764
Wealth management income	4,741	4,532	9,207	8,574
Insurance agency commissions	961	1,036	2,601	2,385
Income from bank owned life insurance	608	623	1,206	1,235
Bank card fees	1,169	1,079	2,147	2,036
Other income	1,556	1,496	2,835	3,303
Total non-interest income	11,694	12,215	22,943	24,634
Non-interest Expenses:
Salaries and employee benefits	16,474	16,163	32,829	32,509
Occupancy expense of premises	3,274	2,996	6,746	6,178
Equipment expenses	1,262	1,227	2,518	2,476
Marketing	802	755	1,344	1,270
Outside data services	1,216	1,114	2,432	2,266
FDIC insurance	573	581	1,093	1,177
Amortization of intangible assets	224	461	594	922
Litigation expenses	6,128	-	6,128	-
Other expenses	4,188	4,211	8,006	8,533
Total non-interest expenses	34,141	27,508	61,690	55,331
Income before income taxes	9,704	18,515	25,978	34,359
Income tax expense	2,722	6,353	8,068	11,639
Net income	$6,982	$12,162	$17,910	$22,720

Net Income Per Share Amounts:
Basic net income per share	$0.28	$0.49	$0.72	$0.91
Diluted net income per share	$0.28	$0.49	$0.71	$0.91
Dividends declared per share	$0.18	$0.16	$0.36	$0.30

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

			2013
(Dollars in thousands, except per share data)	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$38,322	$37,532	$38,434	$41,524	$37,091	$37,590
Interest expense	4,682	4,658	4,759	4,874	4,847	4,953
Tax-equivalent net interest income	33,640	32,874	33,675	36,650	32,244	32,637
Tax-equivalent adjustment	1,331	1,282	1,325	1,344	1,312	1,311
Provision for loan and lease losses	158	(982)	586	1,128	(2,876)	78
Non-interest income	11,694	11,249	11,654	11,223	12,215	12,419
Non-interest expenses	34,141	27,549	29,300	26,893	27,508	27,823
Income before income taxes	9,704	16,274	14,118	18,508	18,515	15,844
Income tax expense	2,722	5,346	4,505	6,419	6,353	5,286
Net income	$6,982	$10,928	$9,613	$12,089	$12,162	$10,558
Financial performance:
Pre-tax pre-provision income	$15,990	$15,292	$14,704	$19,636	$15,639	$15,922
Return on average assets	0.67%	1.08%	0.93%	1.19%	1.23%	1.08%
Return on average common equity	5.47%	8.80%	7.71%	9.91%	9.98%	8.85%
Net interest margin	3.48%	3.47%	3.53%	3.88%	3.51%	3.59%
Efficiency ratio - GAAP basis (1)	77.59%	64.31%	66.59%	57.80%	63.75%	63.60%
Efficiency ratio - Non-GAAP basis (1)	61.30%	61.60%	63.62%	55.21%	60.92%	60.80%
Per share data:
Basic net income per share	$0.28	$0.44	$0.38	$0.48	$0.49	$0.42
Diluted net income per share	$0.28	$0.43	$0.38	$0.48	$0.49	$0.42
Average fully diluted shares	25,127,036	25,124,206	25,108,109	25,070,506	25,009,092	25,002,612
Dividends declared per common share	$0.18	$0.18	$0.18	$0.16	$0.16	$0.14
Non-interest income:
Securities gains (losses)	$-	$-	$(3)	$-	$62	$56
Service charges on deposit accounts	2,089	1,972	2,143	2,171	2,150	2,069
Mortgage banking activities	570	316	356	(26)	1,237	1,527
Wealth management income	4,741	4,466	4,508	4,503	4,532	4,042
Insurance agency commissions	961	1,640	1,243	1,193	1,036	1,349
Income from bank owned life insurance	608	598	635	629	623	612
Bank card fees	1,169	978	1,052	1,077	1,079	957
Other income	1,556	1,279	1,720	1,676	1,496	1,807
Total non-interest income	$11,694	$11,249	$11,654	$11,223	$12,215	$12,419
Non-interest expense:
Salaries and employee benefits	$16,474	$16,355	$16,707	$16,382	$16,163	$16,346
Occupancy expense of premises	3,274	3,472	3,844	3,149	2,996	3,182
Equipment expenses	1,262	1,256	1,264	1,200	1,227	1,249
Marketing	802	542	897	713	755	515
Outside data services	1,216	1,216	1,162	1,152	1,114	1,152
FDIC insurance	573	520	445	678	581	596
Amortization of intangible assets	224	370	461	462	461	461
Litigation expenses	6,128	-	-	-	-	-
Professional fees	1,292	914	1,386	511	1,332	1,250
Other real estate owned expenses	9	-	91	(150)	(281)	37
Other expenses	2,887	2,904	3,043	2,796	3,160	3,035
Total non-interest expense	$34,141	$27,549	$29,300	$26,893	$27,508	$27,823

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

			2013
(Dollars in thousands)	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$668,536	$640,939	$618,381	$595,180	$565,282	$538,346
Residential construction loans	149,321	143,109	129,177	118,316	116,736	122,698
Commercial ADC loans	178,972	163,343	160,696	158,739	163,309	150,599
Commercial investor real estate loans	577,813	573,634	552,178	518,029	497,365	487,802
Commercial owner occupied real estate loans	581,795	582,472	592,823	569,350	563,258	565,820
Commercial business loans	357,472	348,180	356,651	332,670	334,979	344,489
Leasing	260	439	703	962	1,415	1,974
Consumer loans	396,775	380,697	373,657	368,764	363,114	353,341
Total loans and leases	2,910,944	2,832,813	2,784,266	2,662,010	2,605,458	2,565,069
Allowance for loan and lease losses	(37,959)	(38,026)	(38,766)	(39,422)	(39,015)	(41,246)
Investment securities	980,530	997,584	1,016,609	1,077,951	1,102,209	1,008,693
Interest-earning assets	3,945,643	3,891,223	3,836,912	3,771,825	3,802,682	3,660,809
Total assets	4,234,342	4,168,998	4,106,100	4,052,969	4,072,617	3,932,026
Noninterest-bearing demand deposits	984,700	882,169	836,198	890,319	877,891	832,679
Total deposits	3,038,670	2,959,195	2,877,225	2,916,466	2,926,650	2,919,208
Customer repurchase agreements	72,917	67,038	53,842	53,177	54,731	50,302
Total interest-bearing liabilities	2,698,887	2,748,064	2,744,869	2,634,324	2,678,490	2,576,831
Total stockholders' equity	517,269	510,386	499,363	493,882	485,643	488,947
Quarterly average balance sheets:
Residential mortgage loans	$659,172	$633,160	$614,698	$593,335	$579,899	$575,889
Residential construction loans	145,968	134,261	125,744	120,676	119,197	120,283
Commercial ADC loans	168,063	162,544	156,558	158,557	160,483	148,749
Commercial investor real estate loans	575,283	557,168	522,085	499,896	485,630	474,062
Commercial owner occupied real estate loans	579,953	584,155	580,808	566,366	561,249	567,723
Commercial business loans	348,597	349,734	357,455	331,374	337,843	347,569
Leasing	352	567	817	1,152	1,644	2,510
Consumer loans	390,076	377,822	373,017	366,562	360,842	357,366
Total loans and leases	2,867,464	2,799,411	2,731,182	2,637,918	2,606,787	2,594,151
Investment securities	991,135	1,012,701	1,055,432	1,097,643	1,047,726	1,051,769
Interest-earning assets	3,893,843	3,845,513	3,817,033	3,770,855	3,692,215	3,677,444
Total assets	4,157,559	4,105,225	4,082,839	4,039,069	3,959,907	3,946,578
Noninterest-bearing demand deposits	899,287	825,968	872,532	862,046	838,502	797,926
Total deposits	2,965,329	2,876,641	2,901,814	2,903,926	2,892,704	2,860,451
Customer repurchase agreements	68,880	62,864	57,682	56,766	55,941	52,622
Total interest-bearing liabilities	2,716,537	2,749,459	2,679,812	2,659,406	2,599,704	2,631,198
Total stockholders' equity	511,738	503,851	494,779	483,811	489,014	483,664
Financial Measures
Average equity to average assets	12.31%	12.27%	12.12%	11.98%	12.35%	12.26%
Investment securities to earning assets	24.85%	25.64%	26.50%	28.58%	28.99%	27.55%
Loans to earning assets	73.78%	72.80%	72.57%	70.58%	68.52%	70.07%
Loans to assets	68.75%	67.95%	67.81%	65.68%	63.98%	65.24%
Loans to deposits	95.80%	95.73%	96.77%	91.28%	89.03%	87.87%
Capital measures:
Tier 1 leverage (1)	11.37%	11.43%	11.32%	11.29%	11.28%	11.07%
Tier 1 capital to risk-weighted assets (1)	14.48%	14.64%	14.42%	14.45%	14.30%	14.23%
Total regulatory capital to risk-weighted assets (1)	15.66%	15.85%	15.65%	15.70%	15.55%	15.48%
Book value per share	$20.63	$20.38	$19.98	$19.77	$19.45	$19.59
Outstanding shares	25,069,700	25,043,482	24,990,021	24,985,146	24,967,558	24,954,892

(1) Estimated ratio at June 30, 2014

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2014		2013
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$1	$-	$-	$-	$15	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	-
Leasing	-	-	-	-	-	-
Consumer	3	-	1	10	-	54
Residential real estate:
Residential mortgage	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-
Total loans and leases 90 days past due	4	-	1	10	15	54
Non-accrual loans and leases:
Commercial business	4,309	3,272	3,400	4,050	4,483	4,012
Commercial real estate:
Commercial AD&C	3,739	4,133	4,127	5,086	5,885	5,826
Commercial investor real estate	6,731	7,284	6,802	6,877	11,741	12,353
Commercial owner occupied real estate	10,868	7,150	5,936	4,202	5,413	5,346
Leasing	-	-	-	-	-	-
Consumer	2,058	2,115	2,259	2,004	2,305	2,388
Residential real estate:
Residential mortgage	4,501	5,025	5,735	5,643	5,581	5,393
Residential construction	2,143	2,304	2,315	2,327	2,558	3,258
Total non-accrual loans and leases	34,349	31,283	30,574	30,189	37,966	38,576
Total restructured loans - accruing	7,364	7,411	9,459	8,054	8,213	10,839
Total non-performing loans and leases	41,717	38,694	40,034	38,253	46,194	49,469
Other assets and real estate owned (OREO)	1,967	1,619	1,338	1,662	4,831	5,250
Total non-performing assets	$43,684	$40,313	$41,372	$39,915	$51,025	$54,719

	For the quarter ended,
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2014	2014	2013	2013	2013	2013
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$31,283	$30,574	$30,189	$37,966	$38,576	$47,548
Non-accrual balances transferred to OREO	(390)	(281)	(365)	(723)	(1,426)	(92)
Non-accrual balances charged-off	(357)	(513)	(922)	(4,995)	(668)	(2,175)
Net payments or draws	(1,580)	(1,073)	(971)	(13,547)	(3,560)	(11,768)
Loans placed on non-accrual	5,393	2,576	3,546	11,488	5,044	5,493
Non-accrual loans brought current	-	-	(903)	-	-	(430)
Balance at end of period	$34,349	$31,283	$30,574	$30,189	$37,966	$38,576

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$38,026	$38,766	$39,422	$39,015	$41,246	$42,957
Provision (credit) for loan and lease losses	158	(982)	586	1,128	(2,876)	78
Less loans charged-off, net of recoveries:
Commercial business	28	(768)	384	1	(32)	1,744
Commercial real estate:
Commercial AD&C	-	-	85	(616)	(1,444)	(1,020)
Commercial investor real estate	(23)	(5)	23	1,243	123	31
Commercial owner occupied real estate	265	-	(82)	(284)	100	81
Leasing	-	-	-	(6)	(4)	-
Consumer	11	331	488	169	490	508
Residential real estate:
Residential mortgage	(27)	203	347	216	22	447
Residential construction	(29)	(3)	(3)	(2)	100	(2)
Net charge-offs	225	(242)	1,242	721	(645)	1,789
Balance at end of period	$37,959	$38,026	$38,766	$39,422	$39,015	$41,246

Asset Quality Ratios:
Non-performing loans to total loans	1.43%	1.37%	1.44%	1.44%	1.77%	1.93%
Non-performing assets to total assets	1.03%	0.97%	1.01%	0.98%	1.25%	1.39%
Allowance for loan losses to loans	1.30%	1.34%	1.39%	1.48%	1.50%	1.61%
Allowance for loan losses to non-performing loans	90.99%	98.27%	96.83%	103.06%	84.46%	83.38%
Net charge-offs in quarter to average loans	0.03%	(0.04)%	0.18%	0.11%	(0.10)%	0.28%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended June 30,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$659,172	$5,685	3.45%	$579,899	$5,310	3.68%
Residential construction loans	145,968	1,359	3.73	119,197	1,032	3.47
Commercial ADC loans	168,063	2,180	5.20	160,483	2,106	5.26
Commercial investor real estate loans	575,283	7,139	4.98	485,630	6,184	5.11
Commercial owner occupied real estate loans	579,953	7,146	5.09	561,249	7,302	5.34
Commercial business loans	348,597	4,054	4.69	337,843	4,456	5.15
Leasing	352	6	6.30	1,644	30	7.22
Consumer loans	390,076	3,208	3.32	360,842	3,101	3.47
Total loans and leases (3)	2,867,464	30,777	4.34	2,606,787	29,521	4.57
Taxable securities	688,793	4,263	2.48	746,266	4,289	2.30
Tax-exempt securities (4)	302,342	3,260	4.32	301,460	3,257	4.32
Interest-bearing deposits with banks	34,770	22	0.25	37,227	24	0.25
Federal funds sold	474	-	0.22	475	-	0.22
Total interest-earning assets	3,893,843	38,322	3.97	3,692,215	37,091	4.03

Less: allowance for loan and lease losses	(38,342)			(41,605)
Cash and due from banks	44,987			45,603
Premises and equipment, net	45,696			47,501
Other assets	211,375			216,193
Total assets	$4,157,559			$3,959,907

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$477,018	102	0.09%	$442,808	91	0.08%
Regular savings deposits	262,078	49	0.07	240,410	58	0.10
Money market savings deposits	865,134	273	0.13	875,282	378	0.17
Time deposits	461,812	769	0.67	495,702	869	0.70
Total interest-bearing deposits	2,066,042	1,193	0.23	2,054,202	1,396	0.27
Other borrowings	68,880	37	0.22	56,711	38	0.27
Advances from FHLB	546,615	3,233	2.37	453,791	3,189	2.82
Subordinated debentures	35,000	219	2.50	35,000	224	2.56
Total interest-bearing liabilities	2,716,537	4,682	0.69	2,599,704	4,847	0.75

Noninterest-bearing demand deposits	899,287			838,502
Other liabilities	29,997			32,687
Stockholders' equity	511,738			489,014
Total liabilities and stockholders' equity	$4,157,559			$3,959,907

Net interest income and spread		$33,640	3.28%		$32,244	3.28%
Less: tax-equivalent adjustment		1,331			1,312
Net interest income		$32,309			$30,932

Interest income/earning assets			3.97%			4.03%
Interest expense/earning assets			0.49			0.52
Net interest margin			3.48%			3.51%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Six Months Ended June 30,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$646,238	$11,191	3.46%	$577,905	$10,686	3.70%
Residential construction loans	140,147	2,612	3.76	119,737	2,036	3.43
Commercial ADC loans	165,319	4,253	5.19	154,648	4,102	5.35
Commercial investor real estate loans	566,275	13,872	4.94	479,878	12,319	5.18
Commercial owner occupied real estate loans	582,042	14,213	5.08	564,468	15,103	5.53
Commercial business loans	349,162	8,091	4.67	342,679	9,042	5.18
Leasing	459	12	5.22	2,075	68	6.53
Consumer loans	383,983	6,326	3.34	359,114	6,164	3.49
Total loans and leases (3)	2,833,625	60,570	4.34	2,600,504	59,520	4.64
Taxable securities	699,460	8,715	2.49	750,167	8,594	2.29
Tax-exempt securities (4)	302,398	6,527	4.32	299,569	6,524	4.36
Interest-bearing deposits with banks	33,853	42	0.25	34,156	43	0.25
Federal funds sold	475	-	0.22	475	-	0.22
Total interest-earning assets	3,869,811	75,854	3.96	3,684,871	74,681	4.08

Less: allowance for loan and lease losses	(38,864)			(42,650)
Cash and due from banks	45,268			46,242
Premises and equipment, net	45,787			47,832
Other assets	209,535			216,984
Total assets	$4,131,537			$3,953,279

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$468,677	194	0.08%	$433,200	183	0.09%
Regular savings deposits	255,667	97	0.08	237,467	106	0.09
Money market savings deposits	871,464	546	0.13	883,765	789	0.18
Time deposits	462,591	1,540	0.67	503,908	1,773	0.71
Total interest-bearing deposits	2,058,399	2,377	0.23	2,058,340	2,851	0.28
Other borrowings	65,889	75	0.23	61,132	87	0.29
Advances from FHLB	573,619	6,451	2.27	460,892	6,412	2.81
Subordinated debentures	35,000	437	2.50	35,000	450	2.57
Total interest-bearing liabilities	2,732,907	9,340	0.69	2,615,364	9,800	0.76

Noninterest-bearing demand deposits	862,830			818,326
Other liabilities	27,984			33,235
Stockholders' equity	507,816			486,354
Total liabilities and stockholders' equity	$4,131,537			$3,953,279

Net interest income and spread		$66,514	3.27%		$64,881	3.32%
Less: tax-equivalent adjustment		2,613			2,623
Net interest income		$63,901			$62,258

Interest income/earning assets			3.96%			4.08%
Interest expense/earning assets			0.48			0.53
Net interest margin			3.48%			3.55%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $2.6 million and $2.6 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.